Exhibit (24)


                  TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                              POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation ("TGPL"), does hereby constitute and appoint NICK A.
BACILE, WILLIAM G. VON GLAHN and RANDALL R. CONKLIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of TGPL, as hereinafter set forth below their signature, to sign TGPL's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

               THAT the undersigned TGPL does hereby constitute and appoint NICK
A. BACILE, WILLIAM G. VON GLAHN and RANDALL R. CONKLIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

               Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

               IN  WITNESS   WHEREOF,   the   undersigned   have  executed  this
instrument, all as of the 20th day of March, 1997.




      /s/ Brian E. O'Neill               /s/ Nick A. Bacile
-----------------------------           --------------------------------
       Brian E. O'Neill                       Nick A. Bacile
        President and                         Vice President,
   Chief Executive Officer                 Treasurer, Controller
(Principal Executive Officer)              & Assistant Secretary
                                           (Principal Financial &
                                             Accounting Officer)










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                                                                         Page 2



    /s/ Robert S. Bahnick                /s/ Keith E. Bailey
-------------------------------         ------------------------------
      Robert S. Bahnick                    Keith E. Bailey
          Director                            Director


     /s/ Frank J. Ferazzi              /s/ Thomas P. Griffin
-------------------------------        -------------------------------
       Frank J. Ferazzi                  Thomas P. Griffin
           Director                           Director


  /s/ Lewis A. Posekany, Jr.          /s/ Cuba Wadlington, Jr.
-------------------------------       --------------------------------
    Lewis A. Posekany, Jr.              Cuba Wadlington, Jr.
           Director                           Director




                                    TRANSCONTINENTAL GAS PIPE LINE
                                      CORPORATION




                                       By     /s/ Nick A. Bacile
                                         --------------------------
                                                Nick A. Bacile
ATTEST:                                         Vice President


   /s/ David M. Higbee
-------------------------
     David M. Higbee
        Secretary







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                          TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                        CERTIFICATION OF BOARD OF DIRECTORS RESOLUTION


               I, the undersigned, RANDALL R. CONKLIN, Assistant Secretary of TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of Delaware, the Board of Directors of this Corporation unanimously consented, as of January 16, 1997, to the following:

        RESOLVED that the Chairman of the Board, the President or any Vice President of the Corporation be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Corporation, under the Securities Exchange Act of 1934, of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

               I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of TRANSCONTINENTAL GAS PIPE LINE CORPORATION this 20th day of March, 1997.



                                                    /s/ RANDALL R. CONKLIN
                                                -------------------------------
                                                        Randall R. Conklin
                                                        Assistant Secretary



(CORPORATE SEAL)







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